Second Amendment to Clearing Agreement
                       First Amendment to Promissory Note


     THIS CONSENT AND AMENDMENT TO CERTAIN AGREEMENTS dated as of December 13, 2001 (this "Amendment"), by and among FIRST CLEARING CORPORATION ("Clearing Firm"); OLYMPIC CASCADE FINANCIAL CORPORATION ("Borrower"); and NATIONAL SECURITIES CORPORATION ("Introducing Firm"), recites and provides.

Recitals.
--------

     1. Clearing Firm and Introducing Firm entered into a Clearing Agreement made as of August 23, 2001, as amended by Consent to Change in Control and First Amendment to Clearing Agreement dated as of September 18, 2001, (as so amended, the "Clearing Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Clearing Agreement. References to Articles and Sections shall be to Articles and Sections of the Clearing Agreement, unless otherwise indicated.

     2. Clearing Firm and Borrower executed a Promissory Note made as of August 23, 2001 in the amount of Six Million and No/100 Dollars ($6,000,000.00) or such sum as may be advanced and outstanding from time to time.

     3. The covenant styled "Change In Control" of the Promissory Note prohibits, in pertinent part, the sale, transfer or exchange of more than fifty percent (50%) of the outstanding stock or voting power of or in either Borrower or Introducing Firm in a single transaction or a series of transactions or a material change in the management of Borrower or Introducing Firm, the breach of such covenant being an Event of Default as defined in the Promissory Note.

     4. Borrower has proposed a "Change in Control" whereby Borrower proposes entering into a series of transactions substantially under the terms contemplated by the Term Sheet styled "Acquisition of Interest in Olympic Cascade Financial Corporation by Mark Goldwasser, Steven Sands and Martin Sands (or entities controlled by them), dated as of December 6, 2001" a copy of which is attached hereto as part hereof as Exhibit A, (the "Proposed Change of Control"), provided that the price of such transaction has been changed to $1.50 per share.

     5. In its capacity as lender under the Promissory Note, Clearing Firm is willing to consent to the Proposed Change of Control and to reduce the stockholders equity covenant obligation, in exchange for a modification and extension of the Early Termination Fee.

     6. Clearing Firm, Borrower and Introducing Firm now desire that the Promissory Note and the Clearing Agreement be amended and the Proposed Change of Control be consented to by this Amendment as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Clearing Firm, Borrower and Introducing Firm agree as follows.

     1. Recitals. The foregoing recitals are confirmed by the parties as true and correct, and are incorporated herein by this reference. The recitals are a substantive, contractual part of this Amendment.

     2. Promissory Note. The covenant titled "Shareholder Equity" is hereby deleted in its entirety and the following is substituted therefor:

     "Shareholder Equity. Borrower shall at all times maintain not less than Two Million and No/100 Dollars ($2,000,000.00) of shareholder equity."

     3. Consent to Change in Control. Clearing Firm in its capacity as lender under the Promissory Note consents to the Proposed Change in Control; provided, however, that the giving of such consent shall not be deemed to be (a) the consent of the Clearing Firm to any other transaction or event for which consent is required under the Clearing Agreement, the Promissory Note or any of the other Loan Documents (as defined in the Promissory Note) or (b) the waiver by the Clearing Firm of any of its rights under the Clearing Agreement, the Promissory Note or any of such other Loan Documents. Clearing Firm hereby revokes all prior consent given to either Introducing Firm or Borrower to a Change in Control.

     4. Early Termination Fees. The table of early termination fees at Article XVII, Section K(ii) is hereby deleted and the following table of early termination fees is substituted therefor:

     -------------------------------------- -------------------------------
      Termination in Term Year                    Early Termination Fee
      -------------------------------------- -------------------------------
                  1                               $2,000,000
      -------------------------------------- -------------------------------
                  2                               $2,000,000
      -------------------------------------- -------------------------------
                  3                               $1,600,000
      -------------------------------------- -------------------------------
                  4                               $1,200,000
      -------------------------------------- -------------------------------
                  5                               $  800,000
      -------------------------------------- -------------------------------
                  6                               $  400,000
      -------------------------------------- -------------------------------


     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     7. Successors and Assigns. The terms and conditions of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     8. Amendments. Any amendment to this Amendment, the Promissory Note or the Clearing Agreement must be in writing, must be executed and delivered by Clearing Firm and Introducing Firm and must expressly refer to this Amendment.

     9. Headings. The headings in this Amendment are for the convenience of reference only and shall in no way affect the interpretation or construction of this Amendment.

     10. Ratification and Confirmation of the Agreement. Clearing Firm, Borrower and Introducing Firm ratify and confirm the Agreement and agree that the Agreement shall remain in full force and effect in accordance with its terms.

     11. Ratification and Confirmation of the Clearing Agreement. Except as expressly amended by this Amendment, Clearing Firm and Introducing Firm ratify and confirm the Clearing Agreement and agree that the Clearing Agreement shall remain in full force and effect in accordance with its terms.

     12. Ratification and Confirmation of the Promissory Note. Borrower hereby ratifies and confirms the Promissory Note and agrees that the Promissory Note shall remain in full force and effect in accordance with its terms.

     13. Effectiveness. This Amendment to be effective immediately before the effectiveness of the Proposed Change in Control.

         WITNESS the following signatures.

                                            FIRST CLEARING CORPORATION


                                            By:_________________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                           OLYMPIC CASCADE FINANCIAL CORPORATION



                                            By:_________________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                           NATIONAL SECURITIES CORPORATION



                                            By:_________________________________
                                                 Name:__________________________
                                                 Title:_________________________